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                                                                   EXHIBIT  99.1

Mr. Preston Hopper
Senior Vice President, Chief
Accounting Officer
CMS Energy Corporation
Fairlane Plaza South, Suite 1100
330 Town Center Drive
Dearborn, Michigan 48126



June 10, 2002

Dear Mr. Hopper,

This is to confirm that the client-auditor relationship between CMS Energy Corporation (Commission File Number 1-9513), Consumers Energy Company (Commission File Number 1-5611) and Panhandle Eastern Pipe Line Company (Commission File Number 1-2921) and Arthur Andersen LLP has ceased.

Very truly yours,


/s/ Arthur Andersen LLP


cc:  SEC Office of the Chief Accountant